Exhibit 99.1

SUMTOTAL SYSTEMS, INC. RECEIVES NASDAQ NOTIFICATION

MOUNTAIN VIEW, CA — April 6, 2005 — SumTotal™ Systems, Inc. (NASDAQ: SUMT), the business performance and learning technology industry’s largest single provider of technologies and solutions, today announced that on April 5, 2005 it received a Nasdaq Staff Notification stating the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because the Company has not yet filed its Report on Form 10-K for its year ended December 31, 2004.

According to Nasdaq regulations, SumTotal was informed that unless a hearing is requested by the Company, its common stock will be delisted from Nasdaq at the opening of business on April 14, 2005. In accordance with Nasdaq’s rules, SumTotal intends to request a hearing before a Nasdaq Listing Qualifications Panel for continued listing on the Nasdaq National Market. Pending a decision by the Nasdaq Listing Qualifications Panel, the Company’s securities will remain listed on the Nasdaq National Market.

Additionally, Nasdaq’s notification stated that at the opening of business on April 7, 2005, it will add an “E” to the end of SumTotal’s ticker symbol until the Company has fulfilled its SEC reporting obligation. As such, starting at the opening of business on April 7, 2005, SumTotal will trade under the ticker symbol “SUMTE.”

SumTotal expects to release its financial results for the first quarter of its 2005 fiscal year, ended March 31, 2005, on April 28, 2005.

About SumTotal Systems, Inc.

SumTotal Systems Inc. (NASDAQ: SUMT) is the business performance and learning technology industry’s largest single provider of technologies, processes and services. Formed by the merger of industry pioneers Docent and Click2learn, the company is uniquely focused on helping organizations harness and manage mission-critical intellectual power to solve real-world business problems and produce significant bottom-line results. SumTotal has helped accelerate performance and profit for more than 600 of the world’s best-known companies and federal and local government agencies, including Microsoft, AT&T, US Army, Air Force, Navy and Coast Guard, Vodafone, Aetna, Accenture, Cendant, Harley-Davidson, Wyeth, Wachovia and D & B. SumTotal Systems is headquartered in Mountain View, CA, with offices throughout the US, as well as in London, Paris, Heidelberg, Sydney, Tokyo and Hyderabad, India.

SAFE HARBOR STATEMENT/ FORWARD-LOOKING STATEMENTS

Information in this press release contains forward-looking statements. These statements represent SumTotal Systems’ expectations or beliefs concerning future events and include statements, among others, regarding SumTotal Systems’

ongoing review and assessment of the Company’s internal controls over financial reporting, impending review of the auditors regarding the adequacy of management’s assessment and our internal controls, the ability of the Company to complete its testing of its internal controls, the Company’s ability to file its Annual Report on Form 10-K, and the ability of the Company to remediate deficiencies and weaknesses identified. These statements are not historical facts or guarantees of future performance or events and are based on current expectations, estimates, beliefs, assumptions, goals and objectives, and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Additional factors that could cause actual results to differ include, but are not limited to (i) the Company failing to obtain an extension by Nasdaq to either the hearing date or beyond, and as a result, the Company may be delisted from Nasdaq; (ii) in the event the Company is successful in obtaining an extension from Nasdaq, the Company still may not be able to comply with the Nasdaq listing requirements and may, at the end of the extension, if any, be delisted if the Company is unable to file its Form 10-K by the extension deadline; (iii) completion of the year end audit by the Company’s independent auditors which may result in adjustments to the company’s financial results reported on Form 8-K on February 2, 2005; (iv) failure to comply with Section 404 of Sarbanes-Oxley in a timely fashion or at all, (v) identification by the Company or its auditors of additional material weaknesses or significant deficiencies in our internal controls and procedures and/or documentation thereof; and (vi) other events and other important factors disclosed previously and from time to time in SumTotal’s filings with the Securities and Exchange Commission, including the quarterly report filed on Form 10-Q on November 15, 2004. SumTotal Systems assumes no obligation to update the information in this press release.

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